Exhibit 99.2

CARTER VALIDUS MISSION CRITICAL REIT, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 26, 2019.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Carter Validus Mission Critical REIT, Inc., a Maryland corporation, hereby appoints Michael A. Seton and Kay C. Neely, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of Carter Validus Mission Critical REIT, Inc. to be held on September 26, 2019, at 10:00 a.m. (local time), at the offices of Carter Validus Mission Critical REIT, Inc., located at 4890 W. Kennedy Blvd., Suite 650, Tampa, Florida 33609, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying proxy statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the board of directors of Carter Validus Mission Critical REIT, Inc. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein. Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.Signature and Title, if applicable Additional Signature (if held jointly) Date PXY-CVREIT19-L V1 Scan code for mobile voting P.O. BOX 8035, CARY, NC 27512-9916 VOTE BY INTERNET: Go To: www.proxypush.com/cvreit Cast your vote online Have your Proxy Card ready. ï,· Follow the simple instructions to record your vote. If you vote by Internet, you do not have to return your paper ballot. VOTE BY PHONE: Call 1-866-834-5915 Use any touch-tone telephone to transmit your voting instructions ï,·Have your Proxy Card ready. Follow the simple recorded instructions. VOTE BY MAIL: Mark, sign and date your Proxy Card. Fold and return your Proxy Card in the postage-paidenvelope provided with the address on the reverse side showing through the window. PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE Please fold here so address on reverse will show through the window in the Business Reply Envelope—Do not separate CONTROL NUMBER YOUR VOTE IS IMPORTANT PLEASE VOTE BY:CARTER VALIDUS MISSION CRITICAL REIT

Important Notice Regarding the Availability of Proxy Materials for the Carter Validus Mission Critical REIT, Inc. Special Meeting of Stockholders to be held September 26, 2019. The Proxy Statement for this meeting is available at:www.proxypush.com/cvreit THE BOARD OF DIRECTORS UNANIMOUSLY, BUT WITHOUT THE MEMBER OF THE BOARD WHO SERVES ON CARTER VALIDUS MISSION CRITICAL REIT II, INC.’S SPECIAL COMMITTEE, RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: FOR AGAINST ABSTAIN Please fold here—Do not separate PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 ** BE SURE TO HAVE THE BELOW ADDRESS SHOW THROUGH THE WINDOW OF THE ENCLOSED BUSINESS REPLY ENVELOPE ** PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE PXY-CVREIT19-L V1 FOR AGAINST ABSTAIN 1.Approve a proposal to merge Carter Validus Mission Critical REIT, Inc. with and into Lightning Merger Sub, LLC, a wholly-owned subsidiary of Carter Validus Mission Critical REIT II, Inc., pursuant to the Agreement and Plan of Merger, dated as of April 11, 2019, by and among Carter Validus Mission Critical REIT, Inc., Carter Validus Mission Critical REIT II, Inc., and their respective subsidiaries, which we refer to as the “Merger Proposal”.2.Approve a proposal to adjourn the Special Meeting to solicit additional proxies in favor of the Merger Proposal if there are not sufficient votes to approve the Merger Proposal, if necessary and as determined by the chair of the Special Meeting.